                                                                  Exhibit 10.101

            AMENDMENT dated as of November 14, 2005 (this "Amendment"), to the Credit Agreement dated as of July 21, 1999 as amended and restated as of March 21, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ALLIED WASTE INDUSTRIES, INC. ("Allied Waste"), ALLIED WASTE NORTH AMERICA, INC. (the "Borrower"); the lenders party thereto (the "Lenders"); and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Administrative Agent") and collateral agent for the Lenders and as collateral trustee for the Shared Collateral Secured Parties.

            The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, and the Lenders are willing so to amend the Credit Agreement, on the terms and subject to the conditions set forth herein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendment of Credit Agreement. The Credit Agreement is hereby amended, effective as of the Amendment Effective Date (as defined in Section 3), as follows:

            (a) Amendment of Section 1.01. Section 1.01 is hereby revised by inserting the following definitions in the appropriate alphabetical order therein:

                  "Incremental Revolving Letter of Credit Commitment" has the
            meaning assigned to such term in Section 2.23.

                  "Incremental Revolving Letter of Credit Facility" has the
            meaning assigned to such term in Section 2.23.

                  "Incremental Revolving Letter of Credit Facility Amendment"
            has the meaning assigned to such term in Section 2.23.

                  "Incremental Revolving Letter of Credit Facility Notice" has
            the meaning assigned to such term in Section 2.23.

            (b) Amendment of Article II. Article II of the Credit Agreement is amended by adding the following Section 2.23 to the end thereof:

                  "SECTION 2.23 Incremental Revolving Letter of Credit Facility.
            (a) At any time prior to the Revolving Maturity Date, the Borrower may, by notice to the Administrative Agent (the "Incremental Revolving Letter of Credit Facility Notice"), request the addition of a letter of credit facility hereto (the "Incremental Revolving Letter of Credit Facility"); provided, however, that both (x) at the time of any such request and (y) after giving effect to the Incremental Revolving Letter of Credit Facility, no Default shall exist and the Borrower shall be in compliance with each Financial Performance Covenant. The Incremental Revolving Letter of Credit Facility shall (i) be in an aggregate principal amount not in excess of $35,000,000, (ii) rank pari passu in right of payment and of security with the other Loans (and the Incremental Term Loans (if any) and the Additional Funded LC Facility (if any)), (iii) be made available solely for the purpose of issuing letters of credit (and participations therein) to secure purchasing card arrangements or substantially similar arrangements between the Borrower and the other Restricted Subsidiaries, on the one hand, and one or more Lenders, on the other hand, (iv) only be provided by Persons that, immediately prior to the effectiveness of the Incremental Revolving Letter of Credit Facility, are Lenders, (v) have such pricing as may be agreed by the Borrower and the Lenders providing the Incremental Revolving Letter of Credit Facility; provided, that the fees and interest rates with respect to the Incremental Revolving Letter of Credit Facility (taking into account upfront fees paid to lenders under the Incremental Revolving Letter of Credit Facility) may not be greater than the corresponding fees and interest rates with respect to Revolving Commitments and Revolving Loans at the time the Incremental Revolving Letter of Credit Facility Amendment (as defined below) becomes effective pursuant to its terms (it being understood that the pricing of the Revolving Commitments and/or Revolving Loans will be increased and/or additional fees will be paid to the Revolving Lenders to the extent necessary to satisfy such requirement), (vi) have a maturity date on or prior to the Revolving Maturity Date and (vii) otherwise be treated hereunder substantially the same as (and in any event no more favorably than) the Revolving Commitments and Revolving Loans (including with respect to voluntary prepayment provisions). The Incremental Revolving Letter of Credit Facility Notice shall (i) set forth the requested principal amount of the Incremental Revolving Letter of Credit Facility and (ii) identify the Lenders that have made a commitment (an "Incremental Revolving Letter of Credit Commitment") to (A) serve as an issuing bank under the Incremental Revolving Letter of Credit Facility and/or (B) provide commitments under the Incremental Revolving Letter of Credit Facility; provided, however, that no existing Lender will be obligated to subscribe for any portion of such commitments and no existing Lender that does not participate in the Incremental Revolving Letter of Credit Facility will have any obligations thereunder. Each commitment in respect of the Incremental Revolving Letter of Credit Facility shall become a Commitment under this Agreement and the Incremental Revolving Letter of Credit Facility shall be implemented hereunder pursuant to an amendment to this Agreement (the "Incremental Revolving Letter of Credit Facility Amendment") executed by each of the Borrower, Allied Waste, each other Loan Party, each Lender agreeing to provide an Incremental Revolving Letter of Credit Commitment, and the Administrative Agent, which Incremental Revolving Letter of Credit Facility Amendment will not require the consent of any other Lender. The effectiveness of the Incremental Revolving Letter of Credit

            Facility Amendment shall (in addition to any other conditions specified therein) be subject to the satisfaction on the date thereof and, if different, on the date on which the Incremental Revolving Letter of Credit Facility Amendment is to become effective, of each of the conditions set forth in Section 4.02."

            (c) Amendment of Section 3.15. Section 3.15 of the Credit Agreement is amended by revising the last sentence thereof to read in its entirety as follows:


                  "The present value of all benefit liabilities under each Plan
            (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed the fair market value of the assets of such Plan by an amount that could reasonably be expected to result in a Material Adverse Effect, and the aggregate present value of all benefit liabilities of all underfunded Plans (based on those assumptions used to fund each such Plan) did not, as of the last annual valuation dates applicable thereto, exceed the aggregate fair market value of the assets of all such underfunded Plans by an amount that could reasonably be expected to result in a Material Adverse Effect."

            (d) Amendment of Section 5.16. Section 5.16 of the Credit Agreement is amended by revising the third sentence thereof to read in its entirety as follows:

                  "The proceeds of Revolving Loans and Swingline Loans made
            after the Restatement Effective Date will be used solely for Permitted Acquisitions, Investments permitted by Section 6.05, the payment of premiums, accrued interest, and fees and expenses in connection with any Permitted Refinancing Transaction or Permitted LC or Public Notes Financing Transaction allowed hereunder, the payment of accrued interest, and reasonable fees and expenses in excess of fees and expenses previously disclosed to the Administrative Agent by the Borrower in connection with the repurchase of the 9.25% Notes allowed hereunder, prepayments of Indebtedness in accordance with Sections 6.11(a)(ii)(s) and (t) and for general corporate purposes, including working capital."

            (e) Amendment of Section 6.11. Section 6.11 of the Credit Agreement is amended by adding new clauses (s) and (t) to clause (a)(ii) thereof to read as follows:

                  "(s) prepayments of Indebtedness originally issued to finance the acquisition and construction of the landfill located in Carbon County, Utah, in connection with an Asset Sale consisting of such landfill, to the extent that such Asset Sale is permitted hereunder; provided that (1) prepayments of Indebtedness pursuant to this
            Section 6.11(a)(ii)(s) may be financed with proceeds of Revolving Loans only to the extent that the aggregate amount of such prepayments exceed the aggregate amount of

            Net Proceeds from such Asset Sale and (2) the aggregate amount of Indebtedness prepaid pursuant to this Section 6.11(a)(ii)(s) shall not exceed $50,000,000, (t) prepayments of Indebtedness incurred under any Securitization permitted hereunder, in connection with the termination of such Securitization if, promptly after giving effect to such prepayment, (1) all Liens on Securitization Assets created in connection with such Securitization are released and of no further force and effect and (2) all Securitization Assets previously transferred to the applicable Securitization Vehicle in connection with such Securitization are reconveyed to the Borrower or the applicable Restricted Subsidiary."

            (f) Amendment of Section 6.05. Section 6.05 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (q) thereunder, (ii) replacing the period at the end of clause (r) thereunder with "; and" and (iii) adding a new clause (s) to read as follows:

                  "(s) investments made in any Securitization Vehicle to the extent necessary to effect any prepayment of Indebtedness permitted under Section 6.11(a)(ii)(t)."

            (g) Amendment of Section 6.09. Section 6.09 of the Credit Agreement is amended by (i) deleting the word "and" at the end of clause (i) of paragraph (a) thereunder, (ii) replacing the period at the end of clause
      (ii) of paragraph (a) thereunder with "; and" and (iii) adding a new clause (iii) to paragraph (a) thereunder to read as follows:

                  "(iii) investments and debt prepayments contemplated under
            Sections 6.11(a)(ii)(t) and 6.05(s)."

            (h) Amendment of Section 9.02. Section 9.02 of the Credit Agreement is amended by revising the last sentence of the first paragraph of paragraph (b) thereof to read in its entirety as follows:

                  "Notwithstanding the foregoing, (i) each of the Incremental
            Facility Amendment, the Refinancing Facility Amendment, the Funded LC Facility Amendment, and the Incremental Revolving Letter of Credit Facility Amendment shall become effective in the manner set forth in Sections 2.21(a), 2.21(b), 2.22 and 2.23, respectively, and
            (ii) each of the Administrative Agent, the Collateral Agent and the Collateral Trustee, as applicable, shall be permitted to amend (and, at the request of the Borrower, shall so amend) the Shared Collateral Security Agreement or the Shared Collateral Pledge Agreement in a manner reasonably satisfactory to the Administrative Agent, the Collateral Agent or the Collateral Trustee, as the case may be, without the consent of any other Lender in order to add the holders of (and the agents with respect to) any Refinancing Indebtedness issued to refinance Indebtedness secured on the

            Restatement Effective Date by the Shared Collateral or Qualifying Senior Secured Indebtedness as secured parties thereunder."

            SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower and Allied Waste represents and warrants to each of the Lenders, the Administrative Agent, the Collateral Agent and the Collateral Trustee that, as of the Amendment Effective Date:

            (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            (b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

            (c) After giving effect to the amendments herein, no Default or Event of Default has occurred and is continuing.

            SECTION 3. Effectiveness. This Amendment shall become effective on the first date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Required Lenders, the Borrower and Allied Waste, provided that such date is not later than 30 days after the date of this Amendment (the "Amendment Effective Date").

            SECTION 4. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Collateral Trustee under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect and nothing herein shall be deemed to entitle the Borrower or Allied Waste to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

            (b) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

            SECTION 5. Costs and Expenses. The Borrower and Allied Waste, jointly and severally, agree to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

            SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                    ALLIED WASTE INDUSTRIES, INC.,

                                       by
                                          ___________________________________
                                            Name:
                                            Title:

                                    ALLIED WASTE NORTH AMERICA, INC.,

                                       by
                                          ___________________________________
                                            Name:
                                            Title:

                                    JPMORGAN CHASE BANK, N.A.,
                                    individually and as Administrative Agent,
                                       by
                                          ___________________________________
                                            Name:
                                            Title:

                                    SIGNATURE PAGE TO AMENDMENT DATED AS OF
                                    NOVEMBER 14, 2005 TO THE ALLIED WASTE NORTH
                                    AMERICA, INC. CREDIT AGREEMENT DATED AS OF
                                    JULY, 21 1999, AS AMENDED AND RESTATED AS OF
                                    MARCH 21, 2005

                                    Name of Institution:

                                    by
                                       ______________________________
                                       Name:
                                       Title:

                                    by
                                       ______________________________
                                       Name:
                                       Title: